Exhibit 10.3

TRANSITION AND CONSULTING AGREEMENT

This Transition and Consulting Agreement (this “Agreement”) is entered into between Michael Ramsay, an individual (“Executive”), and TiVo Inc., (the “Company”), effective as of August 30, 2007 (the “Effective Date”).

WHEREAS, the Company and the Executive previously entered into an Employment Transition Agreement effective as of July 29, 2005 (the “Prior Agreement”); and

WHEREAS, the Company and Executive now wish to supersede, amend and restate the Prior Agreement in its entirety.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

(a) Board. “Board” means the board of directors of the Company.

(b) Cause. “Cause” means, unless Executive fully corrects the circumstances constituting Cause (provided such circumstances are capable of correction) prior to the Date of Termination, (a) Executive’s willful and continued failure to substantially perform his duties or services to the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a Notice of Termination (as defined below) for Good Reason), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties or services to the Company, (b) Executive’s willful and continued failure to substantially follow and comply with the specific and lawful directives of the Chief Executive Officer of the Company or the Board, as reasonably determined by the Board (other than any such failure resulting from Executive’s incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to Executive by the Board, which demand specifically identifies the manner in which the Board believes that Executive has not substantially performed his duties or services to the Company, (c) Executive’s willful commission of an act of fraud or dishonesty resulting in material economic or financial injury to the Company, (d) Executive’s conviction of, or entry by Executive of a guilty or no contest plea to, the commission of a felony involving moral turpitude, or (e) Executive’s breach of the non-competition or non-solicitation provisions of Section 6 or the non-disparagement provisions of Section 8 of this Agreement or any material breach of his confidential or proprietary information obligations to the Company. For purposes of this Section 1(b), no act, or failure to act, on Executive’s part shall be deemed “willful” unless done, or omitted to be done, by him not in good faith. In the event of the proposed termination of Executive’s consultancy for Cause arising under clause (e) above as a result of Executive’s breach of the non-competition provisions of Section 6 that is not willful, the Executive shall have at least 60 days to correct such breach following the Company’s notice of its intent to terminate Executive’s consultancy for Cause, during which time Executive shall be entitled to present to the Board with the assistance of his legal counsel the basis, if any, for his belief and conclusion that he has not breached such non-competition provisions.

(c) Change of Control. “Change of Control” means, in one or a series of related transactions, (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a sale by the stockholders of the Company of the voting stock of the Company to another corporation and/or its subsidiaries or other person or group that results in the ownership by such corporation and/or its subsidiaries or other person or group (the “Acquiring Entity”) of eighty percent (80%) or more of the combined voting power of all classes of the voting stock of the Company entitled to vote; provided, however, that a sale by the stockholders of the Company of voting stock that results in the ownership by such Acquiring Entity of less than eighty percent (80%) of the combined voting power of all classes of the voting stock of the Company entitled to vote shall nonetheless constitute a Change of Control if it results in the Acquiring Entity having the ability to appoint a majority of the members of the Board, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) a reverse merger in which the Company is the surviving corporation but less than fifty-one percent (51%) of the shares of the Company’s common stock outstanding immediately after the merger are beneficially owned by the Company’s stockholders (as determined immediately before the merger).

(d) Date of Termination. “Date of Termination” means (i) if Executive’s service to the Company under this Agreement is terminated due to his death, the date of his death; (ii) if Executive’s service to the Company is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that Executive shall not have returned to the full time performance of his duties or services to the Company under this Agreement during such thirty (30) day period); and (iii) if Executive’s service to the Company under this Agreement is terminated for any reason other than death or Disability, the date specified in the Notice of Termination (which, in the case of a termination by the Company without Cause shall not be less than thirty (30) days from the date such Notice of Termination is given, and in the case of a termination by Executive for Good Reason or by the Company for Cause shall not be less than fifteen (15) nor more than thirty (30) days from the date such Notice of Termination is given).

(e) Disability. “Disability” means Executive’s absence from the full-time performance of his duties or services to the Company with the Company for six (6) consecutive months by reason of Executive’s physical or mental illness.

(f) Good Reason. “Good Reason” means the occurrence of any one or more of the following events without Executive’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction) prior to the Date of Termination:

(i) the Company’s reduction of Executive’s consulting fees as provided for in this Agreement;

(ii) the relocation of the Company’s offices at which Executive is providing services such that Executive’s one-way daily commute from his principal residence to the Company’s offices at which he is providing services is increased by more than fifty (50) miles;

(iii) the Company’s failure to pay to Executive any portion of his then current compensation under Section 4 below within seven (7) days of the date such compensation is due;

(iv) the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 12(b)(i) hereof;

(v) any purported termination of Executive’s service under this Agreement that is not effected pursuant to a Notice of Termination satisfying the requirements of Section 1(h) hereof (and, if applicable, the requirements of Section 1(b) hereof), which purported termination shall not be effective for purposes of this Agreement; or

(vi) the Company’s breach of the non-disparagement provisions of Section 8 of this Agreement.

Executive’s right to terminate his service to the Company pursuant to this Section 1(g) shall not be affected by his incapacity due to physical or mental illness. Executive’s continued service shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. Executive expressly acknowledges and agrees that the amendment and restatement of the Prior Agreement to reflect the terms herein and the cancellation of certain provisions set forth in the Prior Agreement does not constitute Good Reason hereunder.

(g) Notice of Termination. Any purported termination of Executive’s service to the Company by the Company or by Executive (other than termination due to Executive’s death, which shall terminate Executive’s service automatically), shall be communicated by a written Notice of Termination to the other party hereto in accordance with Section 12(g). For purposes of this Agreement, “Notice of Termination” shall mean a notice that shall indicate the specific termination provision in this Agreement (if any) relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s services under the provision so indicated.

(h) Stock Awards. “Stock Awards” means all stock options, stock appreciation rights, restricted stock and such other awards granted pursuant to the Company’s stock option and equity incentive award plans or agreements and any shares of stock issued upon exercise thereof.

2. Transition Period.

(a) Transition Periods. Commencing as of the Effective Date, Executive shall provide services to the Company in the status of a consultant pursuant to the terms hereof for a period extending through the date of the Company’s calendar year 2009 annual stockholders meeting (the “Initial Transition Period”). Following the end of the Initial Transition Period, Executive may continue to provide consulting services to the Company for additional six month periods as shall be mutually agreed upon by Executive and the Chief Executive Officer of the Company (each a “Subsequent Transition Period,” and together with the Initial Transition Period (the “Transition Period”). The parties expressly acknowledge that the Chief Executive Officer may determine that there will be no Subsequent Transition Periods following the Initial or any prior Subsequent Transition Period under this Agreement. Ninety (90) days following Executive’s cessation of service as a member of the Board, Executive shall cease to be subject to the Company’s insider trading policy.

(b) Status as Independent Contractor. During the Transition Period, Executive shall perform his obligations under this Agreement as an independent contractor and not as the agent or employee of Company. Executive will be solely responsible for all matters relating to payment of social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and Executive will be responsible for Executive’s own acts during the performance of Executive’s obligations under this Agreement. Subject to Section 5, the Company and Executive acknowledge that Executive’s provision of services under this Agreement may be terminated by either party at any time for any or no reason, with or without notice.

3. Duties and Services.

(a) Scope of Services During Transition Period. Executive shall devote such percentage of his business time and effort to the performance of his services hereunder as may be mutually agreed upon by the Chief Executive Officer of the Company and Executive, not exceeding ten hours per business week. Executive shall, upon the request or direction of the Board or the Chief Executive Officer of the Company, provide such additional information, advice and assistance concerning matters that are within the scope of Executive’s knowledge and expertise. The scope of Executive’s services during the Transition Period shall include, but is not necessarily limited to, providing advice and assistance that reasonably falls within Executive’s knowledge and expertise. During the Transition Period, Executive shall continue to be provided with office space, voicemail access, email access and such other support as the Company may determine in good faith is necessary for Executive’s satisfactory performance of his services hereunder.

(b) Availability. Executive shall be available to provide services under this Agreement during normal business hours (“normal business hours” being 9:00 a.m. to 5:00 p.m. Pacific Time on any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California or is a day on which banking institutions located in California are authorized or required by law or other governmental action to close). If requested by the Board or the Chief Executive Officer of the Company, Executive shall provide the services in person at the principal executive offices of Company or at another location to be mutually agreed by Executive and the Chief Executive Officer of the Company, unless Executive is on a scheduled vacation. The Company shall reasonably accommodate Executive’s schedule when requesting Executive’s assistance pursuant to this Section 3(b). The Company acknowledges and agrees that Executive’s service during the Transition Period will be on a limited, part-time basis, and the Company agrees to not make unreasonable demands on Executive’s time during the Transition Period.

(c) Board Membership. On or prior to the Effective Date, Executive shall have resigned, in writing, from the Board.

4. Compensation.

(a) Transition Periods. During the Transition Period Executive shall be entitled to receive the following compensation and benefits from the Company:

(i) The Company shall pay Executive a lump sum payment of $30,000 as soon as practicable following the Effective Date;

(ii) The Company shall pay Executive a monthly consulting fee of $6,250 per month, payable monthly in accordance with the Company’s standard payroll practices; and

(iii) The Company shall pay applicable premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) for Executive and those of his dependents covered immediately prior to the Effective Date under the Company’s group healthcare plan, assuming the Executive timely elects COBRA continuation coverage, for eighteen months or the duration of Executive’s applicable COBRA continuation coverage period, if shorter. Executive agrees that during the term of this Agreement, except as provided in the immediately preceding sentence he shall not be eligible for participation in any of the Company’s welfare benefit plans, and without limitation he shall not be eligible for and shall waive any right to additional vacation accruals under the Company’s vacation policy.

(b) Expenses. The Company shall reimburse Executive for reasonable out-of-pocket business expenses incurred in connection with the performance of his services hereunder, subject to (i) such written policies as the Company may from time to time establish, and (ii) Executive furnishing the Company with evidence in the form of receipts satisfactory to the Company substantiating the claimed expenditures.

(c) Stock Awards. During the Transition Period all of Executive’s unexercised Stock Awards shall continue to vest and be exercisable, if applicable, pursuant to the terms of the Company equity plan(s) and stock award agreements pursuant to which they were granted; provided, however, that the Executive and the Company agree that the vesting of Executive’s stock options to purchase 250,000 shares of the Company’s common stock granted on March 11, 2005 (the “CEO Stock Options”), which, pursuant to the Prior Agreement, have been adjusted so that (A) the vesting period of such CEO Stock Options was extended to twice the length of the remaining vesting period as of the effective date of the Prior Agreement, and

(B) the number of shares of the Company’s common stock subject to such CEO Stock Options vesting on each vesting date during the extended vesting period was proportionately adjusted to reflect such extension, shall be further adjusted as of the Effective Date to reinstate the original vesting schedule for the duration of the Transition Period (i.e., the same number of shares per month will vest, subject to Executive’s continued consulting relationship, as prior to the effective date of the Prior Agreement). Notwithstanding the foregoing, following the Effective Date, Executive shall not be entitled to any additional grants of Stock Awards.

5. Termination and Severance. Executive shall be entitled to receive benefits upon termination of his consultancy by the Company during the Transition Period only as set forth in this Section 5:

(a) Termination. If Executive’s consultancy to the Company during the Transition Period terminates for any reason Executive shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided in this Agreement. This Agreement shall automatically terminate upon the death of Executive.

(b) Payments and Benefits Upon Termination of Consultancy.

(i) Termination For Cause, Voluntary Resignation Without Good Reason or Expiration of Initial or Subsequent Transition Periods. If Executive’s consultancy to the Company during the Transition Period is terminated (x) by the Company for Cause, (y) by Executive other than for Good Reason, or (z) as a result of the expiration of the Initial Transition Period or a Subsequent Transition Period without renewal of the Transition Period, the Company shall pay Executive (or his estate) all amounts due and payable under Section 4 above up to and including the Date of Termination, and the Company shall have no further obligations to Executive (or his estate) under this Section 5(b). All of Executive’s outstanding Stock Awards shall cease to vest as of his Date of Termination. In the event Executive’s consultancy to the Company is terminated as a result of the expiration of the Initial Transition Period or a Subsequent Transition Period without renewal of the Transition Period, provided Executive complies with Section 6 hereof, Executive’s outstanding Stock Awards shall remain exercisable, to the extent vested as of the Date of Termination, until the earlier of the expiration of their original maximum term or one (1) year following the date of the expiration of the Initial Transition Period or a Subsequent Transition Period, as applicable. The foregoing shall be in addition to, and not in lieu of, any and all other rights and remedies which may be available to the Company under the circumstances, whether at law or in equity.

(ii) Termination Without Cause or for Good Reason During the Initial Transition Period. If Executive’s consultancy to the Company during the Initial Transition Period is terminated (x) by the Company other than for Cause or Disability or (y) by Executive for Good Reason, then, subject to Section 7, Executive shall be entitled to receive the benefits provided below:

(A) the Company shall pay to Executive all amounts due and payable under Section 4 above up to and including the Date of Termination;

(B) the Company shall pay to Executive all consulting fees which would be payable to Executive pursuant to Section 4 for the period commencing on the Date of Termination and ending on the date of the Company’s 2009 annual stockholders meeting (the “Severance Period”), payable to Executive at the same times and in the same manner as such amounts would be payable to Executive had his employment not been terminated;

(C) Executive will be eligible for continued payment of COBRA premiums as described in Section 4(a)(ii) above; and

(D) the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the Date of Termination as to the number of Stock Awards that would have vested over the period equal to the Severance Period plus an additional six-month period had Executive remained a consultant to the Company during such period. In addition, provided Executive complies with Section 6 hereof, Executive’s Stock Awards shall remain exercisable by Executive for a period equal to the lesser of (i) their original maximum term, or, (ii) one (1) year following the date of the Company’s 2009 annual stockholders meeting.

(iii) Termination Without Cause or for Good Reason During a Subsequent Transition Period. If Executive’s consultancy to the Company during a Subsequent Transition Period is terminated (x) by the Company other than for Cause or Disability or (y) by Executive for Good Reason, then, subject to Section 7, the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the Date of Termination as to the number of Stock Awards that would have vested over the period ending six-months following the date of the Company’s 2009 annual stockholders meeting had Executive remained a consultant to the Company during such period, unless such Stock Awards had already vested to such extent. In addition, Executive’s Stock Awards shall remain exercisable by Executive for a period equal to the greater of (i) one (1) year following the date of the Company’s 2009 annual stockholders meeting, or (ii) the time specified in the applicable Stock Award agreement, but in no event longer than the original maximum term of the Stock Award.

(iv) Termination Due to Death or Disability. If Executive’s consultancy to the Company during the Transition Period is terminated due to Executive’s death or Disability, then Executive’s Stock Awards shall remain exercisable by Executive (or his estate or personal representative) for a period equal to the lesser of (i) their original maximum term, or, (ii) one (1) year following the Date of Termination.

(c) Change of Control. In the event of a Change of Control prior to the termination of Executive’s service as a consultant during the Transition Period, the vesting and/or exercisability of each of Executive’s outstanding Stock Awards shall be automatically accelerated on the effective date of the Change of Control as to a number of Stock Awards equal to the number of Stock Awards that would vest over the nine (9) month period following the effective date of the Change of Control pursuant to the vesting schedule applicable to such Stock Awards. In addition, Executive’s Stock Awards shall remain exercisable by Executive for a period of the earlier of one (1) year following the date of his termination of consultancy or the tenth anniversary of each Stock Award’s original date of grant. In the event that Executive continues to be a consultant to the Company following the effective date of the Change of Control, Executive’s Stock Awards shall continue to vest following the effective date of such Change of Control pursuant to the vesting schedules applicable to such Stock Awards after giving effect to the foregoing acceleration so long as Executive continues to serve as an employee or consultant to the Company (i.e., the shares that would otherwise vest last shall accelerate and the Stock Awards shall continue monthly vesting at the same rate as prior to the acceleration.

(d) Exclusive Remedy. Except as otherwise expressly required by law (e.g., COBRA) or as specifically provided herein, all of Executive’s rights to severance, benefits, and other amounts hereunder (if any) accruing after the termination of Executive’s service to the Company shall cease upon such termination. In the event of a termination of Executive’s consultancy to the Company during the Transition Period, Executive’s sole remedy shall be to receive the payments and benefits described in this Section 5.

(e) Return of the Company’s Property. If Executive’s service to the Company is terminated for any reason, the Company shall have the right, at its option, to require Executive to vacate his offices prior to or on the effective Date of Termination and to cease all activities on the Company’s behalf. Upon the termination of his service to the Company in any manner, as a condition to the Executive’s receipt of any post-termination benefits described in this Agreement, Executive shall promptly surrender to the Company all lists, books and records containing Confidential Information (as defined below) and all other property belonging to the Company, it being distinctly understood that all such lists, books and records containing Confidential Information are the property of the Company.

(f) Retirement of Email Address. Following the Date of Termination, the Company shall permanently retire Executive’s email address (mike@tivo.com).

6. Certain Covenants.

(a) Noncompetition. Except as may otherwise be approved by the Board, during the term of Executive’s service to the Company under this Agreement, Executive shall not have any ownership interest (of record or beneficial) in, or have any interest as an employee, salesman, consultant, officer or director in, or otherwise aid or assist in any manner, any firm, corporation, partnership, proprietorship or other business that engages in any county, city or part thereof in the United States and/or any foreign country in a business which competes directly with the Company’s business in such county, city or part thereof, so long as the Company, or any successor in interest of the Company to the business and goodwill of the Company, remains engaged in such business in such county, city or part thereof or continues to solicit customers or potential customers therein; provided, however, that Executive may own, directly or indirectly, solely as an investment, securities of any entity if Executive (x) is not a controlling person of, or a member of a group which controls, such entity; or (y) does not, directly or indirectly, own (A) five percent (5%) or more of any class of securities of any such entity which is traded on any national securities exchange, or (B) one percent (1%) or more of any class of securities of any such entity that is not traded on any national securities exchange (so long as Executive is not an officer, director, employee or consultant of or to such entity).

(b) Confidentiality. Executive hereby agrees that, during the term of this Agreement and thereafter, he shall not, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, any Confidential Information (as defined below). Executive further agrees that, upon termination of his employment by or service to the Company, all Confidential Information in his possession that is in written or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Company and shall not be retained by Executive or furnished to any third party, in any form except as provided herein; provided, however, that, this Section 6(b) shall not apply to Confidential Information that (i) was publicly known at the time of disclosure to Executive, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Company by Executive, (iii) is lawfully disclosed to Executive by a third party, (iv) is required to be disclosed by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with actual or apparent jurisdiction to order Executive to disclose or make accessible any information, or (v) is related to any litigation, arbitration or mediation between the parties, including, but not limited to, the enforcement of this Agreement. As used in this Agreement, the term “Confidential Information” means: confidential information disclosed to Executive or known by Executive as a consequence of or through Executive’s relationship with the Company about the customers, employees, business methods, public relations methods, organization, procedures or finances, including, without limitation, information of or relating to customer lists, product lists, product road maps, technology specifications or other information related to the products and services of the Company and its affiliates. Nothing herein shall limit in any way any obligation Executive may have relating to Confidential Information under any other agreement with or promise to the Company.

(c) Non-Solicitation. Executive hereby agrees that, during the term of this Agreement and for the twelve (12) month period immediately following the termination of the Transition Period, Executive shall not, either on his own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner or shareholder or otherwise on behalf of any other person, firm or corporation, directly or indirectly solicit or attempt to solicit away from the Company any of its officers or employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Company; provided, however, that a general advertisement to which an employee of the Company responds shall in no event be deemed to result in a breach of this Section 6(c).

(d) Special Enforcement. Executive acknowledges that Executive’s obligations under the covenants contained in this Section 6 (collectively, “Covenants”) constitute material obligations, and that Executive’s breach of such obligations shall constitute a material breach of this Agreement. It is expressly agreed that monetary damages would be inadequate to compensate the Company for any breach of the Covenants and in the event of Executive’s breach or threatened breach, notwithstanding Section 9 below, the Company will be entitled to seek and obtain preliminary and permanent injunctive relief, without posting a bond, in any court of competent jurisdiction, in addition to any other remedies at law or in equity to which the Company may be entitled. Executive also acknowledges that the Company may publish this Agreement to any third party with which the Executive has accepted employment, or otherwise entered into a business relationship, that the Company contends violates the Covenants, if the Company has reason to believe Executive has or may have breached this Agreement.

7. Releases; Resignations. Executive’s right to receive any payments or other compensation to be made to Executive pursuant to this Agreement to which he is not already entitled (e.g., excluding Stock Awards that continue to vest according to their terms as in effect prior to the Effective Date) shall be contingent on Executive providing to the Company (and failing to revoke) a full and complete general release in the form attached hereto as Exhibit A-1 (the “Initial Release”) prior to the Effective Date. The extended exercisability of Stock Awards and payments to be made to Executive pursuant to Sections 5(b)(i) and (ii) and 5(c) shall be contingent on Executive providing to the Company (and failing to revoke) an additional general release in the form attached hereto as Exhibit A-2 (the “Termination Release”) effective as of the date of termination of his service to the Company.

8. Nondisparagement; Confidentiality. Executive agrees that neither he nor anyone acting by, through, under or in concert with him shall disparage or otherwise communicate negative statements or opinions about the Company, its Board members, officers, employees or business. The Company agrees that neither its Board members nor officers shall disparage or otherwise communicate negative statements or opinions about Executive. Except as may be required by law, neither Executive, nor any member of Executive’s family, nor anyone else acting by, through, under or in concert with Executive will disclose to any individual or entity (other than Executive’s legal or tax advisors) the terms of this Agreement.

9. Arbitration, Dispute Resolution, Etc.

(a) Arbitration Procedures. Except as set forth in Section 6, any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by JAMS/Endispute in San Jose, California in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, Executive and the Company shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event Executive and the Company cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither Executive nor the Company nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof.

(b) Expenses; Legal Fees. The Company shall pay, or reimburse Executive for, all administrative fees and costs, and all arbitrator’s fees and expenses incurred by Executive in connection with any Dispute arising out of or related to this Agreement. In addition, the Company shall reimburse Executive up to $10,000 for his reasonable attorney’s fees incurred in connection with negotiating and documenting this Agreement.

10. Litigation Cooperation. Executive agrees to give reasonable cooperation, at the Company’s request, in any pending or future litigation or arbitration brought against the Company and in any investigation the Company may conduct. The Company agrees to (x) reimburse Executive for his reasonable expenses incurred in connection with such cooperation within thirty (30) days after receipt of an invoice from Executive setting forth in reasonable detail such expenses, (y) during the Transition Period, reimburse Executive for his time spent in connection with such cooperation at a rate of no less than $250 per hour for each hour of litigation cooperation over twenty (20) hours per week he spends on Company matters (including time spent as a consultant during the Transition Period and time spent providing litigation cooperation), and (z) following the Transition Period, reimburse Executive for his time spent in connection with such litigation cooperation at a rate of no less than $250 per hour. Air travel, hotel costs and entertainment expenses will be reimbursed consistent with the Company’s past practices with respect to Executive, as determined by the Company’s Chief Executive Officer, in his reasonable discretion. Notwithstanding the foregoing, the Company shall have no obligation by virtue of this Section 10 to pay Executive for time spent and expenses incurred by Executive in any pending or future litigation or arbitration where Executive is a co-defendant or party to the arbitration or litigation.

11. Indemnification Agreement. The Company hereby reaffirms its obligations under that certain Indemnification Agreement between the Company and Executive substantially in the form filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with Securities and Exchange Commission (File No. 333-83515) (the “Indemnification Agreement”). The Company’s obligations under the Indemnification Agreement shall survive Executive’s termination of employment by or service to the Company.

12. Miscellaneous.

(a) Entire Agreement. This Agreement and the agreements referenced herein set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the parties hereto in respect of the subject matter contained herein, including without limitation, any prior severance agreements, any contrary or limiting provisions in any Company equity compensation plan, the Prior Agreement and that certain Change of Control Terms and Conditions dated as of December 29, 2003, between Executive and the Company. Any of Executive’s rights hereunder shall be in addition to any rights Executive may otherwise have under benefit plans or agreements of the Company (other than the Prior Agreement or any severance plans or agreements) to which Executive is a party or in which Executive is a participant, including, but not limited to, any Company sponsored employee benefit plans and stock option plans. The provisions of this Agreement shall not in any way abrogate Executive’s rights under such other plans and agreements. In addition, this Agreement shall not limit in any way any obligation Executive may have under any other agreement with or promise to the Company relating to confidentiality, proprietary rights in technology or the assignment of interests in any intellectual property.

(b) Assignment; Assumption by Successor.

(i) The rights of the Company under this Agreement may, without the consent of Executive, be assigned by the Company, in its sole and unfettered discretion, to any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of the Company. The Company shall require any successor (whether direct or indirect, by purchase, merger or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve the Company of its obligations hereunder. Unless expressly provided otherwise, “Company” as used herein shall mean the Company as defined in this Agreement and any successor to its business and/or assets as aforesaid.

(ii) None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Executive. Any attempted assignment, transfer, conveyance, or other disposition (other than as aforesaid) of any interest in the rights of Executive to receive any form of compensation to be made by the Company pursuant to this Agreement shall be void.

(iii) This Agreement shall inure to the benefit of and be enforceable by Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to his devisee, legatee or other designee or, if there is no such designee, to his estate.

(c) Survival. The covenants, agreements, representations and warranties contained in or made in Sections 5, 6, 7, 8, 9, 10, 11 and 12 of this Agreement shall survive any termination of Executive’s services or any termination of this Agreement.

(d) Third-Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(e) Waiver. The failure of either party hereto at any time to enforce performance by the other party of any provision of this Agreement shall in no way affect such party’s rights thereafter to enforce the same, nor shall the waiver by either party of any breach of any provision hereof be deemed to be a waiver by such party of any other breach of the same or any other provision hereof.

(f) Section Headings. The headings of the several sections in this Agreement are inserted solely for the convenience of the parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

(g) Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

Alviso, California 95002-2160

Attention: Secretary

If to Executive:

Michael Ramsay

At the last residential address known to the Company

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

(h) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(i) Governing Law and Venue. This Agreement is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Except as provided in Sections 6 and 9, any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

(j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(k) Construction. The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Agreement or any part thereof.

(l) Code Section 409A. This Agreement shall be interpreted, construed and administered in a manner that satisfies the requirements of Section 409A of the Code and the Treasury Regulations thereunder, and any payment scheduled to be made hereunder that would otherwise violate Section 409A of the Code shall be delayed (whichever is most favorable to Executive, in his reasonable discretion) by six months to the extent necessary for this Agreement and such payment to comply with Section 409A and the Treasury Regulations thereunder.

(m) Amendment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer of the Company as may be specifically designated by the Board.

(n) Taxes. All compensation payable to Executive hereunder shall be subject to applicable tax withholding. Executive acknowledges that (i) the Company has made no representation to Executive as to the tax treatment of any compensation or benefits to be paid to Executive under this Agreement, (ii) the tax treatment of any compensation or benefits paid to Executive under this Agreement will be determined in the reasonable discretion of the Company, which determination will be final and binding on the parties, and (iii) the Company has no obligation to “gross-up” any amounts payable to Executive under this Agreement for taxes payable by Executive thereon.

(o) RIGHT TO ADVICE OF COUNSEL. EXECUTIVE ACKNOWLEDGES THAT HE HAS THE RIGHT, AND IS ENCOURAGED, TO CONSULT WITH HIS LAWYER; BY HIS SIGNATURE BELOW, EXECUTIVE ACKNOWLEDGES THAT HE HAS CONSULTED WITH HIS LAWYER CONCERNING THIS AGREEMENT.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above.

TIVO INC.

By:	/s/ Thomas Rogers

Print Name: Thomas Rogers

Date: August 30, 2007

/s/ Michael Ramsay
Michael Ramsay

Date: August 30, 2007

(Signature Page to Employment Transition Agreement)

EXHIBIT A-1

GENERAL RELEASE OF CLAIMS

(Initial Release)

This General Release of Claims (“Release”) is entered into as of this 30th day of August, 2007, between Michael Ramsay (“Executive”), and TiVo Inc., a Delaware corporation (the “Company”) (collectively referred to herein as the “Parties”), effective eight (8) days after Executive’s signature (the “Effective Date”), unless Executive revokes his acceptance as provided in Paragraph 3(c), below.

WHEREAS, Executive and the Company are parties to that certain Transition and Consulting Agreement dated as of August 30, 2007 (the “Agreement”);

WHEREAS, Executive’s execution of this Release is a material inducement to the Company’s entering into the Agreement; and

WHEREAS, the Company and Executive now wish to fully and finally resolve all matters between them.

NOW, THEREFORE, in consideration of, and subject to, the Company’s execution of the Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows:

1. General Release of Claims by Executive.

(a) Executive, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, shareholders, officers, general or limited partners, employees, attorneys, agents and representatives, and the employee benefit plans in which Executive is or has been a participant by virtue of his employment with or service to the Company (collectively, the “Company Releasees”), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected (collectively, “Claims”), which Executive has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective Date, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company or the termination thereof, including any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, and claims of any kind that may be brought in any court or administrative agency including, without limitation, claims under Title VII of the

Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000, et seq.; the Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; the Civil Rights Act of 1866, and the Civil Rights Act of 1991; 42 U.S.C. Section 1981, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621, et seq.; the Equal Pay Act, as amended, 29 U.S.C. Section 206(d); regulations of the Office of Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; The Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; and the California Fair Employment and Housing Act, California Government Code Section 12940, et seq.

Notwithstanding the generality of the foregoing, Executive does not release the following claims:

(i) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;

(ii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;

(iii) Claims to continued participation in the Company’s group medical, dental, vision, and life insurance benefit plans pursuant to the Agreement;

(iv) Claims for indemnity under the bylaws of the Company, as provided for by Delaware law or under any applicable insurance policy with respect to Executive’s liability as an employee, director or officer of the Company of that certain Indemnification Agreement between Executive and the Company;

(v) Claims based on any right Executive may have to enforce the Company’s executory obligations under the Agreement or agreements related to stock awards granted to Executive by the Company;

(vi) Claims arising under the Agreement; and

(vii) Claims Executive may have to vested or earned compensation and benefits.

(b) EXECUTIVE ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) Older Worker’s Benefit Protection Act. Executive agrees and expressly acknowledges that this Release includes a waiver and release of all claims which he has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. § 621, et seq. (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Release:

(i) This paragraph and this Release are written in a manner calculated to be understood by him.

(ii) The waiver and release of claims under the ADEA contained in this Release does not cover rights or claims that may arise after the date on which he signs this Release.

(iii) This Release provides for consideration in addition to anything of value to which he is already entitled.

(iv) Executive has been advised to consult an attorney before signing this Release.

(v) Executive has been granted twenty-one (21) days after he is presented with this Release to decide whether or not to sign this Release. If he executes this Release prior to the expiration of such period, he does so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

(vi) Executive has the right to revoke this general release within seven (7) days of signing this Release. In the event he does so, both this Release and the offer of benefits to him pursuant to the Agreement will be null and void in their entirety, and he will not receive any severance payments or benefits under the Agreement.

If he wishes to revoke this Release, Executive shall deliver written notice stating his intent to revoke this Release to the Chairman of the Nominating and Governance Committee of the Board of Directors of the Company at the offices of the Company on or before 5:00 p.m. on the seventh (7th) day after the date on which he signs this Release.

2. Release of Claims by the Company.

(a) As of the Effective Date, the Company voluntarily releases and discharges Executive and his heirs, successors, administrators, representatives, related entities and assigns and all of their past and present attorneys. representatives and agents, from all Claims which the Company has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective

3

Date, arising directly or indirectly out of, relating to or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company. Notwithstanding the foregoing, nothing herein shall release or discharge any Claim by the Company against Executive as a result of any failure by him to perform his obligations under the Agreement or as a result of any acts of intentional misconduct or recklessness or any Claim which a corporation may not provide an officer with exculpation of, or indemnification from, under applicable Delaware law.

(b) THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

3. No Assignment. Executive represents and warrants to the Company Releasees that there has been no assignment or other transfer of any interest in any Claim that Executive may have against the Company Releasees, or any of them. Executive agrees to indemnify and hold harmless the Company Releasees from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred as a result of any such assignment or transfer from Executive; provided, however, that this sentence shall not apply with respect to a claim challenging the validity of this general release with respect to a claim under the ADEA.

4. Paragraph Headings. The headings of the several paragraphs in this Release are inserted solely for the convenience of the Parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

5. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, California 95002-2160

Attention: Secretary

4

If to Executive:

Michael Ramsay

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

6. Severability. The invalidity or unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

7. Governing Law and Venue. This Release is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the Parties hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

8. Counterparts. This Release may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

9. Construction. The language in all parts of this Release shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Release or any part thereof.

10. Entire Agreement. This Release and the Agreement set forth the entire agreement of the Parties in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the Parties in respect of the subject matter contained herein.

11. Amendment. No provision of this Release may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer of the Company as may be specifically designated by the Board of Directors of the Company.

5

12. Understanding and Authority. The Parties understand and agree that all terms of this Release are contractual and are not a mere recital, and represent and warrant that they are competent to covenant and agree as herein provided. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties.

(Signature Page Follows)

6

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed the foregoing Release as of the date first written above.

EXECUTIVE	TIVO INC.

/s/ Michael Ramsay	By:	/s/ Geoff Yang
Print Name: Michael Ramsay	Print Name: Geoff Yang

SIGNATURE PAGE TO INITIAL RELEASE

EXHIBIT A-2

GENERAL RELEASE OF CLAIMS

(Termination Release)

This General Release of Claims (“Release”) is entered into as of this     th day of                     , 200    , between Michael Ramsay (“Executive”), and TiVo Inc., a Delaware corporation (the “Company”) (collectively referred to herein as the “Parties”), effective eight (8) days after Executive’s signature (the “Effective Date”), unless Executive revokes his acceptance as provided in Paragraph 3(c), below.

WHEREAS, Executive and the Company are parties to that certain Transition and Consulting Agreement dated as of August 30, 2007 (the “Agreement”);

WHEREAS, the Parties agree that the termination of Executive’s service has triggered severance benefits to Executive under Section 5 of the Agreement, subject to Executive’s execution and non-revocation of this Release; and

WHEREAS, the Company and Executive now wish to fully and finally resolve all matters between them.

NOW, THEREFORE, in consideration of, and subject to, the severance benefits to be made available to Executive pursuant to Section 5 of the Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows:

1. General Release of Claims by Executive.

(a) Executive, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, shareholders, officers, general or limited partners, employees, attorneys, agents and representatives, and the employee benefit plans in which Executive is or has been a participant by virtue of his employment with or service to the Company (collectively, the “Company Releasees”), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected (collectively, “Claims”), which Executive has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective Date, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company or the termination thereof, including any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, and claims of any kind that may be brought in

1

any court or administrative agency including, without limitation, claims under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000, et seq.; the Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; the Civil Rights Act of 1866, and the Civil Rights Act of 1991; 42 U.S.C. Section 1981, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621, et seq.; the Equal Pay Act, as amended, 29 U.S.C. Section 206(d); regulations of the Office of Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; and the California Fair Employment and Housing Act, California Government Code Section 12940, et seq.

Notwithstanding the generality of the foregoing, Executive does not release the following claims:

(i) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;

(ii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;

(iii) Claims to continued participation in the Company’s group medical, dental, vision, and life insurance benefit plans pursuant to the Agreement or the terms and conditions of the federal law known as COBRA;

(iv) Claims for indemnity under the bylaws of the Company, as provided for by Delaware law or under any applicable insurance policy with respect to Executive’s liability as an employee, director or officer of the Company of that certain Indemnification Agreement between Executive and the Company;

(v) Claims based on any right Executive may have to enforce the Company’s executory obligations under the Agreement or agreements related to stock awards granted to Executive by the Company;

(vi) Claims arising under the Agreement; and

(vii) Claims Executive may have to vested or earned compensation and benefits.

(b) EXECUTIVE ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

2

BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

(c) Older Worker’s Benefit Protection Act. Executive agrees and expressly acknowledges that this Release includes a waiver and release of all claims which he has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. § 621, et seq. (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Release:

(i) This paragraph, and this Release are written in a manner calculated to be understood by him.

(ii) The waiver and release of claims under the ADEA contained in this Release does not cover rights or claims that may arise after the date on which he signs this Release.

(iii) This Release provides for consideration in addition to anything of value to which he is already entitled.

(iv) Executive has been advised to consult an attorney before signing this Release.

(v) Executive has been granted twenty-one (21) days after he is presented with this Release to decide whether or not to sign this Release. If he executes this Release prior to the expiration of such period, he does so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

(vi) Executive has the right to revoke this general release within seven (7) days of signing this Release. In the event he does so, both this Release and the offer of benefits to him pursuant to the Agreement will be null and void in their entirety, and he will not receive any severance payments or benefits under the Agreement.

If he wishes to revoke this Release, Executive shall deliver written notice stating his intent to revoke this Release to the Chairman of the Nominating and Governance Committee of the Board of Directors of the Company at the offices of the Company on or before 5:00 p.m. on the seventh (7th) day after the date on which he signs this Release.

2. Release of Claims by the Company.

(a) As of the Effective Date, the Company voluntarily releases and discharges Executive and his heirs, successors, administrators, representatives, related entities and assigns and all of their past and present attorneys. representatives and agents, from all Claims which the Company has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof or on or prior to the Effective

3

Date, arising directly or indirectly out of, relating to or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company. Notwithstanding the foregoing, nothing herein shall release or discharge any Claim by the Company against Executive as a result of any failure by him to perform his obligations under the Agreement or as a result of any acts of intentional misconduct or recklessness or any Claim which a corporation may not provide an officer with exculpation of, or indemnification from, under applicable Delaware law.

(b) THE COMPANY ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

BEING AWARE OF SAID CODE SECTION, THE COMPANY HEREBY EXPRESSLY WAIVES ANY RIGHTS IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

3. No Assignment. Executive represents and warrants to the Company Releasees that there has been no assignment or other transfer of any interest in any Claim that Executive may have against the Company Releasees, or any of them. Executive agrees to indemnify and hold harmless the Company Releasees from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred as a result of any such assignment or transfer from Executive; provided, however, that this sentence shall not apply with respect to a claim challenging the validity of this general release with respect to a claim under the ADEA.

4. Paragraph Headings. The headings of the several paragraphs in this Release are inserted solely for the convenience of the Parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

5. Notices. All notices, requests and other communications hereunder shall be in writing and shall be delivered by courier or other means of personal service (including by means of a nationally recognized courier service or professional messenger service), or sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, in all cases, addressed to:

If to the Company or the Board:

TiVo Inc.

2160 Gold Street

P.O. Box 2160

Alviso, California 95002-2160

Attention: Secretary

4

If to Executive:

Michael Ramsay

All notices, requests and other communications shall be deemed given on the date of actual receipt or delivery as evidenced by written receipt, acknowledgement or other evidence of actual receipt or delivery to the address. In case of service by telecopy, a copy of such notice shall be personally delivered or sent by registered or certified mail, in the manner set forth above, within three business days thereafter. Any party hereto may from time to time by notice in writing served as set forth above designate a different address or a different or additional person to which all such notices or communications thereafter are to be given.

6. Confidential Information; Return of Company Property. Executive hereby certifies that he has complied with Section 6(f) of the Agreement.

7. Severability. The invalidity or unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

8. Governing Law and Venue. This Release is to be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Any suit brought hereon shall be brought in the state or federal courts sitting in San Jose, California, the Parties hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law.

9. Counterparts. This Release may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

10. Construction. The language in all parts of this Release shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Release or any part thereof.

11. Entire Agreement. This Release and the Agreement set forth the entire agreement of the Parties in respect of the subject matter contained herein and therein and supersede all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the Parties in respect of the subject matter contained herein.

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12. Amendment. No provision of this Release may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer of the Company as may be specifically designated by the Board of Directors of the Company.

13. Understanding and Authority. The Parties understand and agree that all terms of this Release are contractual and are not a mere recital, and represent and warrant that they are competent to covenant and agree as herein provided. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties.

(Signature Page Follows)

6

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed the foregoing Release as of the date first written above.

EXECUTIVE	TIVO INC.

By:

Print Name:	Print Name:

Title:

SIGNATURE PAGE TO TERMINATION RELEASE